ASIA HOUSE FUNDS (the "Funds")
                  SUPPLEMENT DATED NOVEMBER 1, 1996 TO
                      PROSPECTUS DATED MAY 1, 1996


        Effective November 1, 1996, the section entitled "Summary of Fees and Expenses" on page 3 of the Prospectus is deleted in its entirety and replaced with the following:

        The following table sets forth certain information regarding annual operating expenses for each Fund. Examples based on the table are also shown below.



                                               Far East      ASEAN
                                               Growth        Growth
                                               --------      ------

SHAREHOLDER TRANSACTION EXPENSES
Sales load on purchases                        None          None
Sales load on reinvested dividends             None          None
Redemption fees*                               None          None
Exchange fees                                  None          None
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Management fee                                 1.20%         1.20%
12b-1 Distribution fees                         .25%          .25%
Other expenses (after reimbursement)            .50%          .50%
                                               -----         -----

 TOTAL FUND OPERATING EXPENSES
      (after reimbursement)                    1.95%         1.95%
                                               -----         -----
                                               -----         -----


 * The Funds' bank charges a $7.50 fee for wire redemptions, subject to change without notice, which charge will be deducted from the redeeming shareholder's redemption proceeds, if applicable.

EXAMPLE OF FUND EXPENSES

     The following example illustrates the expenses you would incur on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each period shown. THIS IS AN ILLUSTRATION ONLY. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES AND PERFORMANCE MAY BE MORE OR LESS THAN SHOWN.


      Fund              1 Year      3 Years     5 Years      10 Years
      ----              ------      -------     -------      --------

Far East Growth Fund     $20          $61        $105          $227
ASEAN Growth Fund        $20          $61        $105          $227


     The foregoing table and example are intended to assist investors in understanding the expenses the Funds will pay. Investors bear these expenses indirectly since they reduce the amount of income paid by the Funds to investors as dividends. See "Management of the Funds" and "The Funds' Distribution Plan" for more complete descriptions of the various expenses referred to above. "Other expenses" and "Total Fund Operating Expenses" have been restated to reflect current fees and are after waiver of fees and reimbursement of expenses undertaken by Asia House Investments Inc., which has voluntarily agreed to waive its management fees and reimburse expenses to the extent that the total expenses of a Fund exceed 1.95% of average daily net assets. In the absence of this expense limitation, "Other expenses" are estimated at 8.97% and 15.05% and "Total Fund Operating Expenses" are estimated at 10.42% and 16.50% for the Far East Growth Fund and ASEAN Growth Fund, respectively. In addition, without the expense limitation, the amounts contained in the example would increase.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. through the 12b-1 distribution fees.